UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2007

Vocalscape Networks, Inc.

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-27277
(Commission File Number)

98-0207554
(IRS Employer Identification No.)

170 E. Post Road, Suite 206
White Plains, New York 10601
(Address of principal executive offices)(Zip Code)

(914) 448-7600
Registrant’s telephone number, including area code

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 23, 2007, Lawrence Hartman resigned as a member of the Board of Directors of Vocalscape Networks, Inc. (the “Company”). Mr. Hartman has no disputes or disagreements with the Company.

Item 9.01 Financial Statements and Exhibits

Exhibits

No.	Description
99.1	Letter dated April 23, 2007, from Lawrence Hartman to Vocalscape Networks, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vocalscape Networks, Inc. (Registrant)

Date: April 26, 2007	By:	/s/ Ron McIntyre
Name: Ron McIntyre
Title: President

Exhibit Index

No.	Description
99.1	Letter dated April 23, 2007, from Lawrence Hartman to Vocalscape Networks, Inc.